Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT

I, Kenneth Hahn, certify that:

1. I have reviewed this annual report on Form 10-K/A of QuinStreet, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 19, 2013

/s/ Kenneth Hahn
Kenneth Hahn
Chief Financial Officer (Principal Financial Officer) and Chief Operating Officer